UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2008

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive office)

Company’s telephone number, including area code (561) 208-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2008, Robert W. Schiller resigned from his position as the Chief Financial Officer of Devcon International Corp. (the “Company”).

On January 23, 2008, the Board of Directors of the Company appointed Mark M. McIntosh, the Company’s Vice President of Finance and Strategic Business Development, to the position of Chief Financial Officer of the Company.

Mr. McIntosh, 37, had been our Vice President of Finance and Strategic Business Development since July 2007. Prior to joining us, from October 2006 to June 2007, Mr. McIntosh served as Chief Operating Officer of Nexus Development Group, a residential and commercial real estate development firm, where he was responsible for all financial, strategic and operational functions of the company. From October 2004 to October 2006, Mr. McIntosh served as Chief Financial Officer and Partner of The Restaurant People Management, a restaurant management company that owns and operates restaurants and associated real estate in the South Florida market, where he was responsible for all financial, technological and human resource areas of the company, including managing the financial and accounting functions of five operating companies with revenues in excess of $16 million. Prior to The Restaurant People, from July 1999 to October 2004, Mr. McIntosh served as Director, Finance and Corporate Development, of CBS SportsLine, an interactive sports media company, where he was responsible for the financial and strategic functions of the company’s business units. Previously, Mr. McIntosh was a Strategies Associate with Bank of America, N.A. and a Sales Associate with Kidder, Peabody & Co./PaineWebber Inc. Mr. McIntosh received his BBA in Finance from Georgia State University.

A copy of the press release dated January 23, 2008 announcing Mr. Schiller’s resignation and Mr. McIntosh’s appointment as the Company’s Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure

The Company is attaching a copy of a press release, dated January 23, 2008, announcing Mr. Schiller’s resignation and Mr. McIntosh’s appointment as the Company’s Chief Financial Officer as Exhibit 99.1 and such press release is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release dated January 23, 2008

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) that is furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: January 23, 2008	By:	/s/ Robert Farenhem
	Name:	Robert Farenhem
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 23, 2008